                                        TRUST:
                                 OAK ASSOCIATES FUNDS

                                        FUNDS:
                           WHITE OAK GROWTH STOCK PORTFOLIO
                          PIN OAK AGGRESSIVE STOCK PORTFOLIO

                                 INVESTMENT ADVISER:
                                 OAK ASSOCIATES LTD.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and relates only to the White Oak Growth Stock Portfolio (the "White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio (the "Pin Oak Portfolio")(each a "Portfolio" and collectively, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and the Portfolios and should be read in conjunction with the Portfolios' Prospectus dated February 27, 1998. The Prospectus for the Portfolios may be obtained by calling 1-888-462-5386.

                                  TABLE OF CONTENTS

THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . S - 2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . S - 3
THE ADVISER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 5
THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 6
THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . S - 7
TRUSTEES AND OFFICERS OF THE TRUST . . . . . . . . . . . . . . . . . . . S - 7
COMPUTATION OF TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . .S - 11
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . .S - 12
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .S - 13
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 13
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . .S - 14
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .S - 17
SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . .S - 18
LIMITATION OF TRUSTEES' LIABILITY. . . . . . . . . . . . . . . . . . . .S - 18
5% SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 18
EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S - 19
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .S - 19
APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A - 1

February 27, 1998
OAK-F-011-07

THE TRUST

This Statement of Additional Information relates only to the White Oak Growth Stock Portfolio (the "White Oak Portfolio") and Pin Oak Aggressive Stock Portfolio (the "Pin Oak Portfolio") (each a "Portfolio"). Each Portfolio is a separate series of Oak Associates Funds (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. On February 27, 1998, the White Oak Portfolio and Pin Oak Portfolio acquired substantially all of the assets and liabilities of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "AIC White Oak Fund" and the "AIC Pin Oak Fund", respectively, and collectively the "Predecessor Funds") of the Advisors' Inner Circle Fund. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus.
 Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

INVESTMENT COMPANY SHARES

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of CMOs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

OPTIONS

It is an operating policy of the Portfolios not to write or purchase PUTS, CALLS, OPTIONS or combinations thereof.

WARRANTS

A Portfolio may invest in WARRANTS in accordance with the Prospectus.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio that cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

    1.   Acquire more than 10% of the voting securities of any one issuer.

    2.   Invest in companies for the purpose of exercising control.

    3. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Portfolio may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio, and further provided that, to the extent that such borrowings exceed 5% of the Portfolio's total assets, all borrowings shall be repaid before the Portfolio makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Portfolio's total assets at the time the Portfolio makes such temporary borrowing. In addition, investment strategies that either obligate the Portfolio to purchase securities or require the Portfolio to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Portfolio from issuing multiple classes of shares in reliance on SEC rules or orders.

    4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
         (iii) lend its securities.

    5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

    6. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

    7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

    8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder or pursuant to an exemption therefrom.

NON-FUNDAMENTAL POLICIES

The following investment limitation of each Portfolio is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

    1. A Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

THE ADVISER

The Trust and Oak Associates Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Predecessor Funds paid the Adviser the following advisory fees:


----------------------------------------------------------------------------------------------------
                        Fees Paid                   Fees Waived                 Fees Reimbursed
              --------------------------------------------------------------------------------------
               1995      1996      1997      1995      1996      1997      1995      1996      1997
----------------------------------------------------------------------------------------------------
AIC White        $0   $29,362  $929,875   $53,199   $88,667  $242,259   $25,326        $0        $0
Oak Fund
----------------------------------------------------------------------------------------------------
AIC Pin      $7,803   $44,515  $148,297   $77,724   $98,194   $72,975        $0        $0        $0
Oak Fund
----------------------------------------------------------------------------------------------------


The continuance of the Advisory Agreement as to any Portfolio must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Predecessor Funds paid the following administrative fees to the administrator:

--------------------------------------------------------------
                             Administrative Fees Paid
                       ---------------------------------------
                       1995           1996           1997
--------------------------------------------------------------
AIC White Oak Fund     $50,001        $50,030        $274,845
--------------------------------------------------------------
AIC Pin Oak Fund       $50,001        $50,030         $56,068
--------------------------------------------------------------

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-,CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc.,

First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP
Institutional Funds.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Portfolio.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle
Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell
Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc.,The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds, open-end management investment companies, which are managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds-Registered Trademark-, and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, Pillar Funds, Rembrandt Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI Investments. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz

Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark- and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Marquis Funds-Registered Trademark-, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI Investments, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary -- Deputy General Counsel of SEI Investments, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

ROBERT DELLACROCE (DOB 12/17/63) -- Controller and Chief Financial Officer -- Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President & Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services; Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

WILLIAM E. WHITE (DOB 03/09/65) -- Assistant Secretary -- Mutual Fund Product Manager of Oak Associates, Ltd., the Adviser, since 1997. Accountant Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.

----------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits anticipated Trustee compensation for the fiscal year ended October 31, 1998.


------------------------------------------------------------------------------------------------------------------------------------
                                              Aggregate Compensation From Registrant              Pension or Retirement Benefits
Name of Person, Position                    for the Fiscal Year Ended October 31, 1998            Accrued as Part of Trust Expenses
------------------------------------------------------------------------------------------------------------------------------------
John T. Cooney, Trustee                                         $ 8,154                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris, Trustee                                        $ 8,154                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Robert Patterson, Trustee                                       $ 8,154                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters, Trustee                                       $ 8,154                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq., Trustee                                  $ 8,154                                          N/A
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran, Esq., Trustee                                    $0                                            N/A
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher, Chairman of the Board                            $0                                            N/A
------------------------------------------------------------------------------------------------------------------------------------

*SEI Investments compensates Mr. Nesher for services he provides to SEI Investments.


COMPUTATION OF TOTAL RETURN

From time to time the Trust may advertise total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

The total return of a Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1997 and for the period from August 3, 1992 (commencement of operations) through October 31, 1997, the total return for the Portfolios was 34.46% and 23.18% for the AIC White Oak Fund, and 13.93% and 13.54% for the AIC Pin Oak Fund, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Portfolio are offered on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolios are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, will be treated as a mid-term capital gain if the shares have been held for more than twelve, but not more than eighteen months and otherwise generally will be treated as a short-term capital gain or loss.
 If shares of a Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Portfolio that such shareholder is not subject to backup withholding.

If any Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

No Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for each Portfolio. Each Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio. For the fiscal year ended October 31, 1997, the Portfolios paid no directed brokerage.

It is expected that a Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Portfolio, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended October 31, 1997, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

-----------------------------------------------------------------------------
                                                      Total Dollar Amount of
   Predecessor Fund      Total Dollar Amount of       Transactions Involving
                        Brokerage Commissions for       Directed Brokerage
                            Research Services        Commissions for Research
                                                             Services
-----------------------------------------------------------------------------
  AIC White Oak Fund               $0                           $0
-----------------------------------------------------------------------------
   AIC Pin Oak Fund                $0                           $0
-----------------------------------------------------------------------------

For the fiscal years ended October 31, 1995, 1996 and 1997, the Predecessor Funds paid the following brokerage commissions:


-----------------------------------------------------------------------------------------------------------------------------
        Predecessor Fund                  Total Brokerage Commissions                   Amount Paid to SEI Investments(1)
                            -------------------------------------------------------------------------------------------------
                                      1995          1996            1997              1995              1996            1997
-----------------------------------------------------------------------------------------------------------------------------
       AIC White Oak Fund            $3,966        $9,810         $146,575             $0                $0            $4,963
-----------------------------------------------------------------------------------------------------------------------------
        AIC Pin Oak Fund             $6,075        $5,004         $  3,006             $0                $0            $  341
-----------------------------------------------------------------------------------------------------------------------------


(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

For the fiscal years indicated, the Funds paid the following brokerage commissions:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   % of Total Brokerage    % of Total Brokerage
                                                            Total $ Amount of      Commissions Paid to    Transactions Effected
Predecessor Fund       Total $ Amount of Brokerage     Brokerage Commissions Paid     the Affiliated    Through Affiliated Brokers
                            Commissions Paid             to Affiliated Brokers           Brokers
                  -----------------------------------------------------------------------------------------------------------------
                     1995        1996         1997       1995     1996     1997            1997                    1997
-----------------------------------------------------------------------------------------------------------------------------------
AIC White Oak Fund   $3,966      $9,810      $146,575     $0       $0       $0              $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------
AIC Pin Oak Fund     $6,075      $5,004      $  3,006     $0       $0       $0              $0                      $0
-----------------------------------------------------------------------------------------------------------------------------------


Because neither Portfolio markets its shares through intermediary brokers or dealers, it is not either Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolios are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Portfolios have acquired during their most recent fiscal year. As of October 31, 1997, the AIC White Oak Fund held $14,836,000 of equity securities of Morgan Stanley Group.

For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rate for each of the Predecessor Funds was as follows:

---------------------------------------------------------------------
                                                 TURNOVER RATE
                                           --------------------------
                                              1997            1996
---------------------------------------------------------------------
AIC White Oak Fund                            7.90%           8.07%
---------------------------------------------------------------------
AIC Pin Oak Fund                             17.30%          31.65%
---------------------------------------------------------------------

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Portfolio for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS

As of February 1, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Predecessor Funds.

AIC WHITE OAK FUND.

Shareholder                              Number of Shares                   %
-----------                              ----------------                   -

Charles Schwab & Co. Inc.                5,009,618.2630                35.41%
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.        2,708,990.8010                19.15%
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

AIC PIN OAK FUND.

Shareholder                              Number of Shares                   %
-----------                              ----------------                   -

Charles Schwab & Co. Inc.                190,081.6710                  11.44%
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of The Advisors' Inner Circle Fund have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements, with respect to the AIC White Oak and Pin Oak Fund, for the fiscal year ended October 31, 1997, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of The Advisors' Inner Circle Fund 1997 Annual Report to Shareholders, with respect to the AIC White Oak Fund and AIC Pin Oak Fund, must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

A-1 - This is S&P's highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

PRIME-1 - Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                         A-2